EXHIBIT 32.1




        Certification of Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the quarterly report on Form 10-QSB of Sockeye
Seafood Group, Inc. (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David F. Knapfel, Chief Financial Officer and Principal Accounting Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date:  May 11, 2006         /s/ David F. Knapfel
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                            By: David F. Knapfel, Chief Financial
                                Officer and Principal Accounting
                                Officer of Sockeye Seafood Group, Inc.